UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2019

Sun Pacific Holding Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-51935	90-1119774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Gordon’s Corner Road, Suite 1A Manalapan, NJ 07726

(Address of principal executive offices)

Registrant’s telephone number, including area code 732-845-0906

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Section 8 – Other Events

On November 26, 2019, the United States Patent and Trademark Office issued patent number US 10,490,682 B2 to National Mechanical Group Corp., a wholly owned subsidiary of Sun Pacific Holding Corp., for a Frame-Less Encapsulated Photo-Voltaic (PV) Solar Power Panel Supporting Solar Cell Modules Encapsulated Within Optically-Transparent Epoxy-Resin Material Coating a Phenolic Resin Support Sheet. Originally designed for application in the solar bus shelters operated by Street Smart Outdoor Corp, as a glassless solar panel, the Company has developed a patent protected product and process for creating solar panels that can be integrated directly into the design of products as a molded, weather resistant plastic. The Company will begin work developing a business plan for expanding on either manufacturing or licensing of the technology in 2020. A copy of the patent is attached hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Patent Number US 10,490,682 B2 issued on November 26, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Pacific Holding Corp.
(Registrant)
Date:	November 27, 2019
		By:	/s/ Nicholas Campanella
		Name:	Nicholas Campanella
		Title:	Director